UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): December 22, 2006

                    CHL Mortgage Pass-Through Trust 2006-HYB1
                    -----------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-125963-26


                                   CWMBS, Inc.
                                   -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-125963

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                Delaware                            95-4449516
                --------                            ----------
      (State or Other Jurisdiction               (I.R.S. Employer
   of Incorporation of the depositor)   Identification No. of the depositor)


4500 Park Granada
Calabasas, California                                               91302
---------------------                                           ------------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)


The depositor's telephone number, including area code (818) 225-3000
                                                      --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1   Registrant's Business and Operations.
---------   -------------------------------------

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

On January 31, 2006, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Mortgage Pass-Through Certificates, Series 2006-HYB1 (the "Certificates"). The Pooling and Servicing Agreement was previously filed on February 13, 2006 (accession no. 0000905148-06-001244). Omnibus Amendment No.1 is annexed hereto as Exhibit 99.1.

On December 22, 2006, the Company entered into an agreement to amend the Pooling and Servicing Agreement (the "Omnibus Amendment No.1"), by and among the Company, as depositor, the Sellers, the Master Servicer and the Trustee effective as of the date set forth therein.

Section 9   Financial Statements and Exhibits
            ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d) Exhibits.
    ---------

Exhibit No. Description
-----------

99.1 Omnibus Amendment No.1, effective as of December 22, 2006, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWMBS, INC.,
                                               as Depositor of the CHL Mortgage
                                               Pass-Through Trust 2006-HYB1




                                               By: /s/ Darren Bigby
                                                  -----------------
                                                     Darren Bigby
                                                    Vice President



Dated:  December 22, 2006

                                  Exhibit Index
                                  -------------



Exhibit
-------

99.1 Omnibus Amendment No.1, effective as of December 22, 2006, by and among, the Company, the Sellers, the Master Servicer and the Trustee.